TCW Funds, Inc.

TCW Total Return Bond Fund – Class I, Class N, and Plan Class

Supplement dated September 14, 2020 to the

Statement of Additional Information dated February 28, 2020, as supplemented (the “SAI”)

Effective immediately, Elizabeth Crawford will be added as a portfolio manager to the TCW Total Return Bond Fund. Therefore, effective immediately, the disclosure relating to the TCW Total Return Bond Fund under the heading “Portfolio Management — Ownership of Securities and Other Managed Accounts” on page 64 of the SAI is deleted in its entirety and replaced with the following:

TCW Total Return Bond Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Harrison Choi					X
Elizabeth Crawford [1]	X
Mitch Flack					X
Tad Rivelle							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Harrison Choi	0	$0	21	$2,985	18	$5,967	0	$0	17	$808	1	$189
Elizabeth Crawford [1]	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Mitch Flack	3	$494	29	$6,619	34	$9,815	0	$0	20	$1,334	2	$406
Tad Rivelle	27	$106,942	47	$15,833	219	$48,618	0	$0	25	$3,264	8	$4,594

1 Information for Ms. Crawford is provided as of September 10, 2020.

Please retain this Supplement with your SAI for future reference.